UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21465

            CBRE Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)

201 King of Prussia Road, Suite 600

                           Radnor, PA 19087

(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer

CBRE Clarion Global Real Estate Income Fund

201 King of Prussia Road, Suite 600

                         Radnor, PA 19087

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-877-711-4272

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The semi-annual Report of CBRE Clarion Global Real Estate Income Fund (the “Trust”) transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

CBRE CLARION GLOBAL REAL ESTATE

INCOME FUND

Semi-Annual Report for the Six Months Ended June 30, 2018

CBRE Clarion Global Real Estate Income Fund (the “Trust”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Trust during such year and all of the returns of capital paid by portfolio companies to the Trust during such year. In accordance with its Policy, the Trust distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Trust expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Trust’s performance for the entire calendar year and to enable the Trust to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Trust expects that the distribution rate in relation to the Trust’s Net Asset Value (“NAV”) will approximately equal the Trust’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Trust’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Trust’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of the current distribution or from the terms of the Policy. The Board may amend or terminate the Policy without prior notice to Trust shareholders.

Shareholders should note that the Policy is subject to change or termination as a result of many factors. The Trust is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Trust invests, which in turn could result in the Trust not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the Trust’s prospectus for a fuller description of risks.

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND SEMI-ANNUAL REPORT 2018 (unaudited)

Letter to Shareholders	2

Portfolio of Investments	7

Financial Statements	9

Notes to Financial Statements	14

Supplemental Information	21

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus that contains this and other information about the Fund may be obtained by calling 888-711-4272. Please read the prospectus carefully before investing. Investing in closed-end funds involves risk, including possible loss of principal. Past performance does not guarantee future results.

Real Estate investments are subject to changes in economic conditions, credit risk, and interest rate fluctuations. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Because real estate funds concentrate their investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of other funds.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective.

SEMI-ANNUAL REPORT 2018	1

Letter to Shareholders

T. Ritson Ferguson

Steven D. Burton

Dear Shareholder:

We are pleased to present the 2018 Semi-Annual Report for the CBRE Clarion Global Real Estate Income Fund (the “Trust”).

Performance Review

Real estate stocks were modestly positive during the first half of 2018, outperforming bonds(1) and trailing equities(2). Performance varied during the six months as a weak first quarter was offset by a rebounding second quarter. We believe that real estate stocks continue to discount or “price in” further increases in short-term interest rates by the Federal Reserve Bank, as well as elevated geopolitical concerns surrounding U.S. tariffs and trade policy. The U.S. Federal Reserve Bank raised policy rates for the seventh time this cycle in June; central banks elsewhere generally remain on hold in a global capital markets environment which is seeing higher short-term rates and flatter yield curves. Global macro-economic releases suggest continued gradual economic growth, improving employment and still moderate levels of inflation. The U.S. 10-year Treasury bond yielded 2.85% at June 30th versus 2.41% at the beginning of the year.

North American property companies modestly outperformed European and Asia-Pacific companies for the six months, but still trail non-U.S. companies over the trailing year. Within the U.S., sectors with earnings growth that is more sensitive to economic growth led performance, including the self-storage, lodging and industrial property types. The retail sectors of malls and shopping centers trailed, as did technology companies. European property companies were modestly negative despite improving economic conditions and real estate fundamentals. Asia-Pacific returns were positive in Japan, where property fundamentals are good, offset by negative performance elsewhere, including Singapore, which under-performed in the second quarter as the result of tightening measures in the residential market.

Global Real Estate Market Performance

Performance as of June 30, 2018

Region	1Q18	2Q18	YTD
North America	-7.8%	9.4%	0.9%
Europe	-0.9%	-0.3%	-1.2%
Asia-Pacific	-0.3%	0.4%	0.1%
Global Common Stock(3)	-4.5%	5.1%	0.4%
U.S. Preferred(4)	-3.8%	3.2%	-0.7%
80/20 Blend of Global Common Stock & U.S. Preferred Stock	-4.3%	4.7%	0.2%

(1)	As measured by the Bloomberg Barclays Global Aggregate Index, which returned -1.46% in 1H18.
(2)	As measured by the MSCI World Index, which returned 0.76% in 1H18.
(3)

Represented by the FTSE EPRA/NAREIT Developed Index – Net. The Index is an unmanaged market-weighted index consisting of real estate companies from developed markets, where greater than 75% of constituents’ EBITDA (earnings before interest, taxes, depreciation, and amortization) is derived from relevant real estate activities, and is calculated net of withholding taxes. Investors cannot invest directly in an index.

(4)

Represented by the MSCI REIT Preferred Index, a preferred stock market capitalization weighted index of certain exchange traded preferred securities issued by U.S. equity and U.S. hybrid REITs. Investors cannot invest directly in an index.

2	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

The Trust’s net asset value (“NAV”) return was -1.8% during 1H2018, with positive contribution from positioning in Europe being offset by positioning elsewhere, including preferred stocks which were negative for the period as interest rates move higher. Exposure to the U.S. retail sector created a drag on performance both in the mall and shopping center property types despite elevated merger and acquisition (M&A) activity among Class A malls. Retail has historically been a stable defensive property sector given the long-term duration of leases and consistent consumer demand, but has been beset by negative headlines surrounding retailer store closings and increased penetration of on-line shopping. Positioning in the U.S. lodging and healthcare sectors also negatively impacted performance, offset somewhat by positive contributions from the self-storage and residential positions. In the Asia-Pacific region, the Trust benefited from investments in outperforming Japan, but this was offset by negative contributions elsewhere in the region. European positioning added to total return via investments in the industrial property type in the U.K.

The Trust made total distributions of $0.30 per share during 1H2018, a level monthly distribution of $0.05 per share. The current annualized distribution of $0.60 per share represents an 8.0% distribution rate on the $7.54 share price and a 7.0% distribution rate on the $8.52 NAV as of June 30th.(5) The Board will continue to review the level and sustainability of the Trust’s distribution in light of market conditions.

The Trust continues to maintain a flexible and relatively low level of portfolio leverage. The Trust’s leverage position was 15% as of June 30th.

Portfolio Review

The Trust’s investments remain well-diversified by property type and geography. At June 30th, the Trust’s portfolio was approximately 46% invested in common stock within the Americas region, 21% in Asia-Pacific, 15% in Europe, with 18% invested in preferred stock of U.S. real estate companies. During the six-month period, capital was rotated from Europe to both the Asia-Pacific region and the U.S., where valuations became very attractive following weakness in the first quarter. The Trust held a steady proportion of its investments in preferred stocks throughout the first half, as they provide stable, well-covered dividend income.

We are positive on property types and markets with above average growth and valuations that are attractive relative to this growth. In the U.S., we continue to favor self-storage, technology and class A mall companies and have become more positive on the residential sector. We also are positive on U.S. hotel c-corps, which offer operating platforms that benefit from improved consumer spending and economic growth. Within residential, we like manufactured housing, student housing, single family home-for-rent companies and the apartment REITs, which are benefitting from better demand than previously expected. We also favor the gaming companies within the net lease sector, although we remain cautious on traditional net lease companies, which tend to be more concentrated in the retail sector.

We favor real estate operating companies in Tokyo and Hong Kong, which are showing strong growth relative to real estate valuations, although we are monitoring elevated geopolitical risk surrounding trade friction between the U.S. and China. The Tokyo office market continues to experience improved rental growth, as vacancies remain below the 4% threshold at which landlords enjoy increasing pricing power, particularly with a modest increase in inflation expectations.

We favor the U.K. niche sectors of student housing and rental apartments plus the industrial sector. In Continental Europe, we prefer property companies in firming markets, including Spain and Scandinavia. European property fundamentals continue to improve consistent with economic releases which show steady and visible improvement in the eurozone.

We remain cautious on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimates of underlying real estate market value. This includes the traditional net lease and healthcare sectors in the U.S., as well as the Canadian companies and Singapore REITs. Asian REITs generally rely on external growth, which is dependent on issuing new equity to fund acquisitions, although valuations are becoming more attractive.

(5)

The Fund is currently paying distributions in excess of its net investment income, which may result in a return of capital. Absent this, the distribution rate would have been lower. The estimated composition of each distribution, including any return of capital, will be provided to shareholders of record and is also available at www.cbreclarion.com.

SEMI-ANNUAL REPORT 2018	3

Geographic Diversification	Sector Diversification

Source: CBRE Clarion Securities as of 06/30/2018.

Geographic and Sector diversification are unaudited. Percentages presented are based on managed trust assets, which include borrowings. The percentages in the pie charts will differ from those on the Portfolio of Investments because the figures on the Portfolio of Investments are calculated using net assets of the Trust.

Market Outlook

We believe that solid economic growth and modestly increasing inflation will benefit real estate stocks in the second half of 2018. The economic outlook is solid, and this should have a positive impact on commercial real estate and listed real estate companies. Economic growth has momentum in an economic expansion, which continues to have durability at this point of an extended cycle.

We expect that monetary policy will tighten in the U.S. but remain relatively more accommodative elsewhere. In our view, total return among property companies will be supported by forecasted earnings growth of 5% for 2018 and a 4% current dividend yield, with stable multiples. With real estate companies currently trading at an approximate 9% discount to the estimated value of the real estate they own, and an implied capitalization rate approaching 6% globally, we believe real estate stocks remain attractively priced relative to private real estate and competing asset classes.

We estimate real estate company earnings growth will again be in the 5% range in 2019. Earnings growth will be generated by a combination of “internal” growth which is derived from increasing rents and occupancy rates among the existing tenant base, and the ability to “mark to market” tenants with expiring leases, as well as “external” growth from accretive acquisition activity and the associated prudent recycling of capital. New supply is generally in check globally, and we believe the cost of capital will remain attractive despite upward pressure on short-term interest rates.

Regional Earnings Growth Forecast

Source: CBRE Clarion as of 06/30/2018.

“f” refers to “forecasts”. Forecasts are the opinion of CBRE Clarion, which is subject to change and is not intended to be a guarantee of future results or investment advice. Forecasts are not indicative of future investment performance.

4	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Real estate dividend yield remains attractive and will grow again in 2018. Current income generated by listed property’s dividend yield remains a defining investment characteristic of the sector. Listed property companies’ dividend yield currently averages 4% globally. We project average dividend growth to exceed earnings growth in 2018, driven by a combination of improving company cash flows as well as an expansion of dividend payout policies which remain conservative. Increasing dividends are emblematic of healthy companies in improving markets.

Current Dividend Yield

Source: CBRE Clarion as of 06/30/2018. Not all countries included.

Dividend yields fluctuate and are not necessarily indicative of present or future investment performance.

Information is subject to change and should not be construed as investment advice. Past performance is no guarantee of future results.

Listed real estate remains attractively valued versus private market real estate, particularly in U.S. “core” property types. We estimate that real estate companies are trading at an approximate 9% discount to their net asset value (NAV), a level which exceeds the 10-year historical average. In the U.S., real estate value largely resides in the “core” real estate sectors of apartments, retail, office, industrial and lodging, as a number of the specialty sectors trade above NAV. U.K. property companies continue to trade at material discounts to our NAV estimates as uncertainty on Brexit persists. Looking out over the next six to twelve months, we expect the yield curve and longer-term rates to remain relatively low despite recent upward movement following increases in the policy rate by the U.S. Federal Reserve Bank. A significant amount of “dry powder” from investors in the private markets, including private equity, pension funds and sovereign wealth, continues to underpin demand for property.

NAV Premium/Discount by Region

Information is the opinion of CBRE Clarion as of 06/30/2018, is subject to change and is not intended to be a forecast of future events, or a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance.

SEMI-ANNUAL REPORT 2018	5

We appreciate your continued faith and confidence.

Sincerely,

CBRE CLARION SECURITIES LLC

T. Ritson Ferguson, CFA	Steven D. Burton, CFA
President & CEO	Co-Portfolio Manager
Co-Portfolio Manager

IMPORTANT DISCLOSURES AND RISK INFORMATION

The views expressed represent the opinion of CBRE Clarion Securities (“CBRE Clarion”), which are subject to change and are not intended as investment advice or a guarantee of future results. This material is for informational purposes only. It is not intended as an endorsement of any specific investment. Stated information is derived from proprietary and non-proprietary sources which have not been independently verified for accuracy or completeness. While CBRE Clarion believes the information to be accurate and reliable, we do not claim or accept responsibility for its completeness, accuracy, or reliability. Statements of future expectations, forecasts, estimates, projections, and other forward-looking statements are based on CBRE Clarion’s view at the time such statements were made. Accordingly, such statements are inherently speculative, as they are based on assumptions which may involve known and unknown risks and uncertainties. Any discussion of particular securities herein should not be perceived as a recommendation to purchase or sell any of those securities. It should not be assumed that investments in any securities discussed were or will be profitable. Actual results, performance or events may differ materially from those expressed or implied in such statements. Investing in real estate securities involves risks including the potential loss of principal. Real estate equities are subject to risks similar to those associated with the direct ownership of real estate. Portfolios concentrated in real estate securities may experience price volatility and other risks associated with non-diversification. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International (non-US) investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Past performance is no guarantee of future results.

6	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Portfolio of Investments (unaudited)

June 30, 2018

Shares		Market Value ($)
	Real Estate Securities* – 117.3%
	Common Stock – 95.9%
	Australia – 4.6%
6,448,626	Aventus Retail Property Fund Ltd.	$10,672,629
14,107,802	Mirvac Group	22,619,097
3,688,725	Scentre Group	11,964,567
		45,256,293
	Belgium – 0.8%
63,225	Warehouses De Pauw CVA	8,001,912
	Canada – 1.6%
483,581	Chartwell Retirement Residences	5,635,559
439,800	SmartCentres Real Estate Investment Trust	10,207,225
		15,842,784
	France – 3.0%
52,981	Altarea	12,588,102
448,142	Klepierre SA	16,874,116
		29,462,218
	Germany – 2.6%
109,691	ADO Properties SA	5,962,929
191,784	Deutsche EuroShop AG	6,775,744
280,573	Vonovia SE	13,352,289
		26,090,962
	Hong Kong – 7.9%
6,057,200	CK Asset Holdings Ltd.	48,099,671
1,575,300	Hongkong Land Holdings Ltd.	11,263,395
2,090,000	Link REIT	19,087,305
		78,450,371
	Ireland – 1.2%
6,662,164	Hibernia REIT PLC	11,480,937
	Japan – 9.2%
1,102,584	Hulic Co. Ltd.	11,775,894
15,770	Japan Hotel REIT Investment Corp.	11,817,000
1,395	Kenedix Office Investment Corp.	8,664,831
932,200	Mitsui Fudosan Co., Ltd.	22,504,426
3,756	Nippon Prologis REIT, Inc.	7,792,433
570,700	Nomura Real Estate Holdings, Inc.	12,664,475
10,382	Orix JREIT, Inc.	16,580,832
		91,799,891
	Mexico – 1.1%
6,043,300	Prologis Property Mexico SA de CV	11,197,588
	Singapore – 2.2%
9,442,100	CapitaLand Ltd.	21,882,681

Shares		Market Value ($)
	Spain – 1.8%
339,457	Hispania Activos Inmobiliarios Socimi SA	$7,225,154
973,730	Inmobiliaria Colonial Socimi SA	10,760,559
		17,985,713
	Sweden – 2.8%
938,677	Castellum AB	15,230,155
1,018,849	Fabege AB	12,172,433
		27,402,588
	United Kingdom – 5.5%
4,544,107	Segro PLC	40,159,714
1,260,837	UNITE Group PLC (The)	14,332,384
		54,492,098
	United States – 51.6%
168,619	Alexandria Real Estate Equities, Inc.	21,274,659
163,808	American Campus Communities, Inc. (a)	7,024,087
333,759	Brandywine Realty Trust	5,633,852
475,745	Columbia Property Trust, Inc.	10,804,169
940,915	Cousins Properties, Inc.	9,117,466
707,503	CubeSmart	22,795,747
377,745	CyrusOne, Inc.	22,045,198
579,075	Douglas Emmett, Inc.	23,267,234
489,199	Duke Realty Corp.	14,201,447
440,380	Education Realty Trust, Inc.	18,275,770
57,616	Equinix, Inc. (a)	24,768,542
271,760	Equity Residential	17,308,394
88,093	Essex Property Trust, Inc. (a)	21,060,394
367,354	Extra Space Storage, Inc. (a)	36,665,603
508,772	Healthcare Trust of America, Inc., Class A	13,716,493
184,093	Hilton Worldwide Holdings, Inc. (a)	14,572,802
1,163,556	Invitation Homes, Inc.	26,831,601
459,100	Macerich Co. (The) (a)	26,090,653
176,087	Marriott International, Inc., Class A (a)	22,292,614
543,616	MGM Growth Properties LLC, Class A	16,558,543
545,592	Piedmont Office Realty Trust, Inc., Class A	10,873,649
163,903	Prologis, Inc.	10,766,788
578,260	Regency Centers Corp.	35,898,381
160,424	Simon Property Group, Inc. (a)	27,302,561
233,653	STORE Capital Corp.	6,402,092
228,724	Sun Communities, Inc.	22,387,505
320,621	Taubman Centers, Inc. (a)	18,839,690
297,101	VICI Properties, Inc.	6,132,165
		512,908,099
	Total Common Stock (cost $947,955,364)	952,254,135

See notes to financial statements.

SEMI-ANNUAL REPORT 2018	7

Portfolio of Investments concluded

Shares		Market Value ($)
	Preferred Stock – 21.4%
	United States – 21.4%
525,265	American Homes 4 Rent, Series D, 6.500%	$13,315,468
100,000	CBL & Associates Properties, Inc., Series D, 7.375%	1,925,000
369,474	DDR Corp., Series J, 6.500%	8,859,987
500,302	Digital Realty Trust, Inc., Series C, 6.625%	13,207,973
245,403	Digital Realty Trust, Inc., Series J, 5.250%	5,865,131
280,000	EPR Properties, Series G, 5.750%	6,552,000
282,200	Federal Realty Investment Trust, Series C, 5.000%	6,716,360
741,000	GGP, Inc., Series A, 6.375%	17,784,000
767,325	iStar, Inc., Series I, 7.500%	19,175,452
400,000	LaSalle Hotel Properties, Series I, 6.375%	10,058,000
500,000	LaSalle Hotel Properties, Series J, 6.300%	12,375,000
284,500	National Storage Affiliates Trust, Series A, 6.000%	6,994,432
500,000	Pebblebrook Hotel Trust, Series D, 6.375%	12,782,500
272,000	Pennsylvania Real Estate Investment Trust, Series B, 7.375%	6,378,400
341,100	Pennsylvania Real Estate Investment Trust, Series C, 7.200%	7,770,258
600,000	Public Storage, Series B, 5.400%	15,294,000
143,517	Rexford Industrial Realty, Inc., Series B, 5.875%	3,590,078
150,000	STAG Industrial, Inc., Series C, 6.875%	3,850,500
225,000	Summit Hotel Properties, Inc., Series D, 6.450%	5,447,250
287,077	Summit Hotel Properties, Inc., Series E, 6.250%	6,931,474
600,000	Sunstone Hotel Investors, Inc., Series E, 6.950%	15,246,000
379,377	Sunstone Hotel Investors, Inc., Series F, 6.450%	9,567,888
120,000	Taubman Centers, Inc., Series K, 6.250%	2,970,000
	Total Preferred Stock (cost $216,706,212)	212,657,151
	Total Investments – 117.3% (cost $1,164,661,576)	1,164,911,286
	Liabilities in Excess of Other Assets – (17.3)%	(171,601,297)

	Net Assets – 100.0%	$993,309,989

Number of Contracts		Notional Amount	Market Value ($)
	Written Call Options – (0.1)%
	United States – (0.1)%
(800)	American Campus Communities, Inc. Expires 8/17/2018 Strike Price $45.00	(80,000)	$(26,000)
(275)	Equinix, Inc. Expires 8/17/2018 Strike Price $460.00	(27,500)	(129,250)
(440)	Essex Property Trust, Inc. Expires 8/17/2018 Strike Price $250.00	(44,000)	(86,900)
(1,800)	Extra Space Storage, Inc. Expires 8/17/2018 Strike Price $110.00	(180,000)	(99,000)
(900)	Hilton Worldwide Holdings, Inc. Expires 8/17/2018 Strike Price $85.00	(90,000)	(67,500)
(2,000)	Macerich Co. (The) Expires 7/20/2018 Strike Price $60.00	(200,000)	(70,000)
(880)	Marriott International, Inc. Expires 8/17/2018 Strike Price $140.00	(88,000)	(61,600)
(800)	Simon Property Group, Inc. Expires 7/20/2018 Strike Price $170.00	(80,000)	(284,000)
(1,500)	Taubman Centers, Inc. Expires 7/20/2018 Strike Price $60.00	(150,000)	(120,000)
	Total Written Call Options (Premiums Received $649,296)		$(944,250)

*	Includes U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. countries.

(a)	A portion of the security has been pledged for open written option contracts. The aggregate market value of the collateral as of June 30, 2018 is $95,797,655.

See notes to financial statements.

8	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statement of Assets and Liabilities (unaudited)

June 30, 2018

Assets
Investments, at value (cost $1,164,661,576)	$1,164,911,286
Cash and cash equivalents (including foreign currency of $40 with a cost of $40)	196,094
Dividends and interest receivable	5,580,346
Dividend withholding reclaims receivable	616,434
Receivable for investment securities sold	221,479
Unrealized appreciation on spot contracts	207
Other assets	93,967
Total Assets	1,171,619,813

Liabilities
Line of credit payable	175,556,200
Payable for investment securities purchased	65,445
Written options (premiums received $649,296)	944,250
Unrealized depreciation on spot contracts	1,089
Management fees payable	809,613
Line of credit interest payable	381,483
Dividend and distributions payable	196,049
Accrued expenses	355,695
Total Liabilities	178,309,824

Net Assets	$993,309,989

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590
Additional paid-in capital	1,097,973,054
Distributions in excess of net investment income	(29,663,171)
Accumulated net realized loss on investments, written options, and foreign currency transactions	(75,081,816)
Net unrealized depreciation on investments, written options and foreign currency denominated assets and liabilities	(34,668)

Net Assets	$993,309,989

Net Asset Value (based on 116,590,494 shares outstanding)	$8.52

See notes to financial statements.

SEMI-ANNUAL REPORT 2018	9

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2018

Investment Income
Dividends (net of foreign withholding taxes of $1,164,631)	$20,499,559
Other Income	1,453
Interest	112
Total Investment Income	20,501,124

Expenses:
Management fees	4,908,578
Interest expense on line of credit	2,019,533
Printing and mailing fees	263,916
Administration fees	120,455
Trustees’ fees and expenses	110,175
Custodian fees	105,020
Transfer agent fees	89,101
Insurance fees	75,326
Legal fees	70,927
NYSE listing fee	59,250
Audit and tax fees	44,382
Miscellaneous expenses	19,868
Total Expenses	7,886,531

Net Investment Income	12,614,593

Net Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(16,504,305)
Written options	554,407
Foreign currency transactions	(186,916)
Total Net Realized Loss	(16,136,814)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,399,385)
Written options	(218,390)
Foreign currency denominated assets and liabilities	(4,915)
Total Net Change in Unrealized Depreciation	(16,622,690)

Net Realized and Unrealized Loss on Investments, Written Options and Foreign Currency Transactions	(32,759,504)

Net Decrease in Net Assets Resulting from Operations	$(20,144,911)

See notes to financial statements.

10	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2018 (unaudited)	For the Year Ended December 31, 2017

Change in Net Assets Resulting from Operations

Net investment income	$12,614,593	$30,847,773

Net realized gain (loss) on investments, written options and foreign currency transactions	(16,136,814)	51,871,638

Net change in unrealized appreciation (depreciation) on investments, written options, and foreign currency denominated assets and liabilities	(16,622,690)	26,748,919

Net increase (decrease) in net assets resulting from operations	(20,144,911)	109,468,330

Dividends and Distributions on Common Shares

Distribution of net investment income	(34,977,148)	(69,954,296)

Total dividends and distributions on Common Shares	(34,977,148)	(69,954,296)

Net Increase (Decrease) in Net Assets	(55,122,059)	39,514,034

Net Assets

Beginning of period	1,048,432,048	1,008,918,014

End of period (net of distributions in excess of net investment income of $(29,663,171) and $(7,300,616), respectively)	$993,309,989	$1,048,432,048

See notes to financial statements.

SEMI-ANNUAL REPORT 2018	11

Statement of Cash Flows (unaudited)

For the Period Ended June 30, 2018

Cash Flows from Operating Activities:

Net decrease in net assets resulting from operations	$(20,144,911)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Net change in unrealized appreciation/depreciation on investments	16,399,385

Net change in unrealized appreciation/depreciation on options	218,390

Net realized loss on investments	16,504,305

Net realized gain on written options	(554,407)

Cost of securities purchased	(489,140,828)

Proceeds from sale of securities	511,417,661

Increase in receivable for investment securities sold	(221,479)

Increase in dividends and interest receivable	(215,730)

Increase in dividend withholding reclaims receivable	(101,968)

Decrease in unrealized appreciation on spot contracts	843

Decrease in other assets	15,071

Decrease in payable for investment securities purchased	(266,966)

Increase in line of credit interest payable	29,771

Premiums received on written options	1,337,965

Payments to close written options	(17,312)

Increase in unrealized depreciation on spot contracts	1,089

Decrease in management fees payable	(74,442)

Decrease in accrued expenses	(21,852)

Net Cash Provided by Operating Activities	35,164,585

Cash Flows From Financing Activities:

Cash distributions paid on common shares	(34,980,701)

Proceeds from borrowing on line of credit	209,438,000

Payments on line of credit borrowings	(209,625,400)

Net Cash Used in Financing Activities	(35,168,101)

Net Decrease in cash	(3,516)

Cash and Cash Equivalents at Beginning of Period	199,610

Cash and Cash Equivalents at End of Period	$196,094

Supplemental disclosure

Interest paid on line of credit borrowings	$1,989,762

See notes to financial statements.

12	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Financial Highlights

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended June 30, 2018 (unaudited)		For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net asset value, beginning of period	$8.99		$8.65	$9.04	$10.16	$9.04	$9.48
Income from investment operations
Net investment income(1)	0.11		0.27	0.26	0.27	0.30	0.33
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(0.28)		0.67	(0.05)	(0.82)	1.36	(0.23)
Total from investment operations	(0.17)		0.94	0.21	(0.55)	1.66	0.10
Dividends and distributions on Common Shares
Net investment income	(0.30)		(0.60)	(0.34)	(0.57)	(0.40)	(0.39)
Return of capital	—		—	(0.26)	—	(0.14)	(0.15)
Total dividends and distributions to Common Shareholders	(0.30)		(0.60)	(0.60)	(0.57)	(0.54)	(0.54)
Net asset value, end of period	$8.52		$8.99	$8.65	$9.04	$10.16	$9.04
Market value, end of period	$7.54		$7.92	$7.30	$7.64	$8.99	$7.92
Total investment return(2)
Net asset value	(1.83)%		11.28%	2.17%	(5.57)%	18.73%	0.91%
Market value	(0.91)%		17.22%	3.17%	(8.89)%	20.74%	(4.93)%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$993,310		$1,048,432	$1,008,918	$1,053,863	$1,184,712	$1,053,535
Ratios to average net assets applicable to Common Shares of:
Net expenses, including fee waiver	1.60	%(3)	1.43%	1.18%	1.19%	1.14%	1.06	%(4)
Net expenses, excluding fee waiver	1.60	%(3)	1.43%	1.18%	1.19%	1.14%	1.07	%(4)
Net expenses, including fee waiver and excluding interest on line of credit	1.19	%(3)	1.16%	1.09%	1.10%	1.08%	1.04	%(4)
Net expenses, excluding fee waiver and interest on line of credit	1.19	%(3)	1.16%	1.09%	1.10%	1.08%	1.04	%(4)
Net investment income	2.56	%(3)	3.02%	2.86%	2.79%	3.05%	3.43%
Portfolio turnover rate	41.86%		124.07%	67.36%	76.54%	21.27%	11.38%

(1)	Based on average shares outstanding.

(2)

Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(3)	Annualized.

(4)	Effective February 28, 2013, the investment management fee waiver agreement expired.

See notes to financial statements.

SEMI-ANNUAL REPORT 2018	13

Notes to Financial Statements (unaudited)

1.	Fund Organization

CBRE Clarion Global Real Estate Income Fund (the “Trust”) is a diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 and registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. CBRE Clarion Securities LLC (the “Advisor”) is the Trust’s investment advisor. The Advisor is a majority-owned subsidiary of CBRE Group, Inc. and is partially owned by its senior management team. The Trust commenced operations on February 18, 2004.

2.	Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash and/or other assets, including dividends accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets (including common stock, preferred stock, and options) traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward foreign currency contracts are valued at the unrealized appreciation/depreciation as of valuation date, calculated using an interpolated foreign exchange rate. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

U.S. GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active

14	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of June 30, 2018 in valuing the Trust’s investments carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Real Estate Securities
Common Stock
Australia	$45,256,293	$—	$—	$45,256,293
Belgium	8,001,912	—	—	8,001,912
Canada	15,842,784	—	—	15,842,784
France	29,462,218	—	—	29,462,218
Germany	26,090,962	—	—	26,090,962
Hong Kong	78,450,371	—	—	78,450,371
Ireland	11,480,937	—	—	11,480,937
Japan	91,799,891	—	—	91,799,891
Mexico	11,197,588	—	—	11,197,588
Singapore	21,882,681	—	—	21,882,681
Spain	17,985,713	—	—	17,985,713
Sweden	27,402,588	—	—	27,402,588
United Kingdom	54,492,098	—	—	54,492,098
United States	512,908,099	—	—	512,908,099

Total Common Stock	952,254,135	—	—	952,254,135
Preferred Stock
United States	182,885,177	29,771,974	—	212,657,151

Total Investments in Real Estate Securities	$1,135,139,312	$29,771,974	$—	$1,164,911,286

Liabilities
Other Financial Instruments
Written Call Options	$(474,850)	$(469,400)	$—	$(944,250)

Total Liabilities	$(474,850)	$(469,400)	$—	$(944,250)

The primary third party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two-sided market, and other relevant market data.

The Trust’s policy is to recognize transfers in and transfers out at the fair value as of the beginning of the period. The portfolio may hold securities which are periodically fair valued in accordance with the Trust’s fair value procedures. This may result in movements

SEMI-ANNUAL REPORT 2018	15

Notes to Financial Statements continued

between Levels 1, 2, and 3 throughout the year. $30,269,267 was transferred out of Level 1 into Level 2 during the period ended June 30, 2018 due to the unavailability of significant observable pricing inputs. $13,321,392 was transferred out of Level 2 into Level 1 during the period ended June 30, 2018 due to the availability of significant observable pricing inputs. Pursuant to the Trust’s fair value procedures noted previously, equity securities (including exchange traded securities and open-end regulated investment companies) and exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

For the period ended June 30, 2018, there have been no significant changes to the Trust’s fair valuation methodology.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal year, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Foreign Currency Contracts – The Trust enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain Trust purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward foreign currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward foreign currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward foreign currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of June 30, 2018, the Trust did not hold any forward foreign currency contracts.

16	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

Options – The Trust may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Trust’s portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Written Options for the period ended June 30, 2018 are disclosed in the Trust’s Portfolio of Investments.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Trust acting in accordance with an exemptive order received from the SEC and with approval of the Board, adopted a managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This managed distribution policy permits the trust to include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board views this policy as a potential means of further supporting the market price of the Trust’s shares through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly distribution rate is $0.05 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting year. Actual results could differ from those estimates.

SEMI-ANNUAL REPORT 2018	17

Notes to Financial Statements continued

3.	Derivative Instruments

The following table presents the fair value of derivatives held at June 30, 2018 and the location on the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability derivatives

Equity Risk

Written options	Written options	$(944,250)

The effect of derivative instruments on the Trust’s Statement of Operations for the period ended June 30, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Equity Risk

Written options	$554,407	$(218,390)

For the period ended June 30, 2018, the average month-end notional value of written options was $24,852,258.

4.	Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

5.	Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average daily value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor agreed to waive a portion of its management fee in the amount of 0.25% of the average daily values of the Trust’s managed assets for the first five years of the Trust’s operations (through February 2009), and for a declining amount for an additional four years (through February 2013). During the period ended June 30, 2018, the Trust incurred management fees of $4,908,578, of which $809,613 is a payable as of the end of the period. There were no fees waived during the period ended June 30, 2018.

The Trust has multiple service agreements with the Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, and certain administrative services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash.

Computershare is the Trust’s transfer agent and as such is responsible for performing transfer agency services for the Trust.

6.	Portfolio Securities

For the period ended June 30, 2018, there were purchases and sales transactions (excluding short-term securities) of $490,965,139 and $508,999,551, respectively. These purchases and sales transaction amounts differ from the amounts disclosed on the Statement of Cash Flows primarily due to the re-characterization of dividends from ordinary income to return of capital and capital gain.

18	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

7.	Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the period ended June 30, 2018, the Trust did not incur any income tax, interest, or penalties. As of June 30, 2018, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. Tax years ended December 31, 2014, through December 31, 2017, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2017, the adjustments were to decrease additional paid-in capital by $115,818,334, decrease accumulated net realized loss on investments by $64,107,359, and decrease distributions in excess of net investment income by $51,710,975 due to the difference in the treatment for book and tax purposes of passive foreign investment company (“PFIC”) investments and recognition of foreign currency gain (loss) as ordinary income (loss), distribution reclasses and expiring capital losses. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2017, the Trust had capital loss carryforwards which will reduce the Trust’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income tax. Pursuant to the code, such capital loss carryforwards of $26,711,743, if unused, will expire, in 2018.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Trust has no capital losses with no expiration.

The final determination of the source of the 2018 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in February 2019 on the Form 1099-DIV.

For the year ended December 31, 2017, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $69,954,296 of ordinary income and $0 of return of capital, respectively. For the year ended December 31, 2016, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $40,029,285 of ordinary income and $29,925,011 of return of capital, respectively.

SEMI-ANNUAL REPORT 2018	19

Notes to Financial Statements concluded

Information on the tax components of net assets as of December 31, 2017 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Depreciation on Foreign Currency, Options	Qualified Late Year Ordinary Losses	Undistributed Long-Term Capital Gains/ (Accumulated Capital Loss)
$1,219,841,397	$31,995,498	$(31,569,700)	$425,798	$(61,073)	$(0)	$(50,022,321)

8.	Borrowings

The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At June 30, 2018, there were borrowings in the amount of $175,556,200 on the Trust’s line of credit.

The average daily amount of borrowings during the period ended June 30, 2018 was $171,631,792 with an average interest rate of 2.34%. The maximum amount outstanding for the period ended June 30, 2018, was $190,767,900. The Trust had borrowings under the line of credit for all 181 days during the period.

9.	Capital

During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s Dividend Reinvestment Plan (“DRIP”), the Trust issued no common shares for the period ended June 30, 2018 and the year ended 2017, respectively. At June 30, 2018, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned none of the common shares outstanding as of June 30, 2018.

At June 30, 2018, the Trust had no shares of auction rate preferred securities outstanding.

10.	Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

11.	Subsequent Events

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. Since June 30, 2018, the Trust paid a dividend on July 31, 2018 of $0.05 per share for the month of July 2018. No other notable events have occurred between period-end and the issuance of these financial statements.

20	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited)

Trustees

The Trustees of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address and Age	Term of Office and Length of Time Served (1)	Title	Principal Occupations During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Trustees:
T. Ritson Ferguson* 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 58	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Global Chief Investment Officer of CBRE Global Investors (since March 2016); Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities LLC (since 1995).	1
Asuka Nakahara** 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 62	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009).	1	Board of Comcast Corp. (since 2017)
Frederick S. Hammer 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 82	3 years/ since inception	Trustee	Co-Chairman of IA Capital Group and a member of its investment committee (1994 - 2018).	1	Boards of Directors of Payall Corporation (since 2018); JetPay Corporation (2011 - 2016); and Homeowners Insurance Corp. (since 2006)
Richard L. Sutton 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 82	3 years/ since inception	Trustee	Partner, Morris, Nichols, Arsht & Tunnel (1966 - 2000).	1	Board of Directors of Unidel Foundation, Inc. (since 2012); and Schroder Global Real Estate Securities Limited (F/K/A Investors in Global Real Estate Ltd.) (2006 - 2015).
John R. Bartholdson 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 73	3 years/ 14 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993 - 2007).	1	Trustee of Berwyn Cornerstone Fund, Berwyn Income Fund, and Berwyn Fund (2013 - 2016). Board of Old Mutual Advisor Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (2004 - 2012), and Old Mutual Funds III (2008 - 2009).

(1)

Each Trustee is elected to serve a three-year term concurrent with the class of Trustees to which he belongs. Mr. Nakahara, as Class II Trustee, is currently serving a term expiring at the Trust’s 2018 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are currently serving a term expiring at the Trust’s 2019 annual meeting of shareholders; Messrs. Ferguson and Hammer, as Class I Trustees, are currently serving a term expiring at the Trust’s 2020 annual meeting of shareholders.

*	Mr. Ferguson is deemed to be an interested person of the Trust as defined in the Investment Company Act of 1940 (the “1940 ACT”), as amended, due to his position with the Advisor.

**

Mr. Nakahara owned 5,000 shares of CB Richard Ellis Group, Inc. (“CB Richard Ellis”), of which the advisor is an indirect majority-owned subsidiary, as of July 1, 2011, the date CB Richard Ellis acquired the advisor, and through September 2, 2011, technically making him an interested person of the Trust (as defined in the 1940 Act) during that period. Mr. Nakahara purchased the shares several years ago. Mr. Nakahara no longer owns those shares and is an independent Trustee of the Trust.

SEMI-ANNUAL REPORT 2018	21

Supplemental Information (unaudited) continued

Officers

The Officers of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age and Position(s) Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Jonathan A. Blome 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 41 Chief Financial Officer	since 2006	Chief Financial Officer and Director of Operations of CBRE Clarion Securities LLC (since 2011).
William E. Zitelli 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 50 Chief Compliance Officer and Secretary	since 2007	General Counsel of CBRE Clarion Securities LLC (since 2007).

22	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) concluded

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the SEC (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC’s website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Shareowner Services LLC, P.O. Box 505000, Louisville, KY 40233, Phone Number: (866) 221-1580.

SEMI-ANNUAL REPORT 2018	23

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES

T. RITSON FERGUSON

ASUKA NAKAHARA

FREDERICK S. HAMMER

RICHARD L. SUTTON

JOHN R. BARTHOLDSON

OFFICERS

T. RITSON FERGUSON

PRESIDENT AND

CHIEF EXECUTIVE OFFICER

JONATHAN A. BLOME

CHIEF FINANCIAL OFFICER

WILLIAM E. ZITELLI

CHIEF COMPLIANCE OFFICER

AND SECRETARY

INVESTMENT ADVISOR

CBRE CLARION SECURITIES LLC

201 KING OF PRUSSIA ROAD, SUITE 600

RADNOR, PA 19087

888-711-4272

ADMINISTRATOR AND CUSTODIAN

THE BANK OF NEW YORK MELLON

NEW YORK, NEW YORK

TRANSFER AGENT

COMPUTERSHARE

LOUISVILLE, KENTUCKY

LEGAL COUNSEL

MORGAN, LEWIS & BOCKIUS LLP

WASHINGTON, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PHILADELPHIA, PENNSYLVANIA

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Investments.

(a)	The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), in the certification required by Item 13(a)(2), the registrant’s certifying officers must certify that they have disclosed in the report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.[1]

1 The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CBRE Clarion Global Real Estate Income Fund

By (Signature and Title)*	/s/ T. Ritson Ferguson
T. Ritson Ferguson President and Chief Executive Officer

Date    8/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ T. Ritson Ferguson
T. Ritson Ferguson President and Chief Executive Officer

Date    8/30/2018

By (Signature and Title)*	/s/ Jonathan A. Blome
Jonathan A. Blome Chief Financial Officer

Date    8/30/2018

* Print the name and title of each signing officer under his or her signature.